


        MASTER SERVICER'S CERTIFICATE
      (Delivered pursuant to Section 4.9
 of the Master Sale and Servicing Agreement)


        HOUSEHOLD FINANCE CORPORATION,
                 Master Servicer
    HOUSEHOLD AUTO RECEIVABLES CORPORATION

    HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
 Class A, B-1, B-2 and C Notes, Series 1998-1


1.   This Certificate relates to the              April 17, 2000
Distribution Date occurring on

2.  Series 1998-1 Information

(a)  The amount of Collected Funds with           $27,631,940.56
respect to the Collection Period was equal to
        (i) The Gross Cash Yield

(b)  The amount of Available Funds with           $27,631,940.56
respect to the Collection Period was equal to

(c)  The  Liquidated Receivables for the           $6,848,024.08
Collection Period was equal to

(d)  Net Liquidation Proceeds for the              $2,934,797.20
Collection Period was equal to
        (i) The annualized net default rate            9.678962%

(e)  The principal balance of Series 1998-1
Receivables at the beginning
        of the Collection Period was equal to    $496,952,556.68

(f)  The principal balance of Series 1998-1
Receivables on the last day
        of the Collection Period was equal to    $473,373,039.96

(g)  The aggregate outstanding  balance of the
Series 1998-1 Receivables which were one
        payment (1-29 days) delinquent as of
the close of business on the last day of the
        Collection Period with respect to such    $20,914,000.00
Distribution Date was equal to

(h)  The aggregate outstanding  balance of the
Series 1998-1 Receivables which were two
        payments (30-59 days) delinquent as of
the close of business on the last day of the
        Collection Period with respect to such     $6,341,000.00
Distribution Date was equal to


(i) The aggregate outstanding balance of the Series 1998-1 Receivables which were three or more payments (60+ days) delinquent as
of the close of business on the last day of the



        Collection Period with respect to such     $4,578,000.00
Distribution Date was equal to

(j)  The Base Servicing Fee paid on the            $1,242,381.39
Distribution Date was equal to

(k)  The Principal Distributable Amount for       $20,337,333.17
the Distribution Date was equal to

(l)  The Principal Amount Available for the       $25,153,188.22
Distribution Date was equal to

(m)  The Aggregate Note Principal Balance was    $445,172,075.39
equal to

(n)  The Aggregate Optimal Note Balance was      $424,834,742.22
equal to

(o)  The Targeted Credit Enhancement Amount       $65,088,792.99
was equal to

(p)  The Targeted Reserve Account Balance was     $16,550,495.25
equal to

(q)  The Targeted Credit Enhancement Amount as
a percentage of the Pool
       Balance on the Distribution Date was           13.750000%
equal to

(r)  The Reserve Account Deposit Amount for                $0.00
the Distribution Date

(s)  The Maximum Reserve Account Deposit           $1,573,671.50
Amount for the Distribution Date

(t)  The Reserve Account Shortfall for the                 $0.00
Distribution Date

(u)  The amount on deposit in the Reserve         $16,550,495.25
Account after distributions was equal to

(v)  The amount on deposit in the Reserve
Account as a percentage of the Pool
       Balance on the Distribution Date was            3.496290%
equal to

(w)  The Targeted Overcollateralization Amount    $48,538,297.74
was equal to

(x)  The ending overcollateralization was         $48,538,297.74
equal to

(y)  The ending overcollateralization as a
percentage of the Pool Balance on the
      Distribution Date was equal to                  10.253710%

(z)  The notional amount of the Interest Rate    $223,832,000.00
Cap was equal to

(aa)  Payments received under the Interest                 $0.00
Rate Cap were equal to

(ab)  Libor Rate used in determining payments
received under the Interest Rate Cap was
        equal to                                       6.035000%

(ac)  The Weighed Average Coupon (WAC) was            19.582000%
equal to

(ad)  The Weighed Average Remaining Maturity                  40
(WAM) was equal to




3.  Noteholder Information
(a) Class A-1
A.   Information Regarding Distributions
B.  Calculation of Class A-1 Interest                  0.000000%
   1.   Class A-1 related Note Rate                    5.330000%
   2.   Class A-1 principal balance -                      $0.00
beginning of period
   3.   Accrual convention                            Actual/360
   4.   Days in Interest Period                               31

   5.   Class A-1 interest due                             $0.00
   6.   Class A-1 interest paid                            $0.00
   7.   Class A Interest Carryover Shortfall               $0.00
with respect to Class A-1
   8.   Class A-1 unpaid interest with respect             $0.00
to the Distribution Date

C.  Calculation of Class A-1 principal balance
   1.  Class A-1 principal balance - beginning             $0.00
of period
   2.  Class A-1 principal - amount due                    $0.00
   3.  Class A-1 principal - amount paid                   $0.00
   4.  Class A-1 principal balance - end of                $0.00
period
   5.  Class A Principal Carryover Shortfall               $0.00
with respect to Class A-1
   6.  Class A-1 unpaid principal with respect             $0.00
to the Distribution Date
   7.  Class A-1 Notes as a percentage of the          0.000000%
Pool Balance on the Distribution Date
   8.  Total Class A Notes as a percentage of         58.996290%
the Pool Balance on the Distribution Date

(b) Class A-2
A.   Information Regarding Distributions
   1.   Total distribution per $1,000                    $157.68
   2.   Principal distribution per $1,000                $156.93
   3.   Interest distribution per $1,000                   $0.75

B.  Calculation of Class A-2 Interest
   1.    Class A-2 related Note Rate                  5.5140000%
   2.   Class A-2 principal balance -              $8,474,271.66
beginning of period
   3.   Accrual convention                            Actual/360
   4.   Days in Interest Period                               31

   5.   Class A-2 interest due                        $40,237.25
   6.   Class A-2 interest paid                       $40,237.25
   7.   Class A Interest Carryover Shortfall               $0.00
with respect to Class A-2
   8.   Class A-2 unpaid interest with respect             $0.00
to the Distribution Date

C.  Calculation of Class A-2 principal balance
   1.  Class A-2 principal balance - beginning     $8,474,271.66
of period
   2.  Class A-2 principal - amount due            $8,474,271.66
   3.  Class A-2 principal - amount paid           $8,474,271.66
   4.  Class A-2 principal balance - end of                $0.00
period
   5.  Class A Principal Carryover Shortfall               $0.00
with respect to Class A-2
   6.  Class A-2 unpaid principal with respect             $0.00
to the Distribution Date
   7.  Class A-2 Notes as a percentage of the          0.000000%
Pool Balance on the Distribution Date
   8.  Total Class A Notes as a percentage of         58.996290%
the Pool Balance on the Distribution Date


(c) Class A-3
A.   Information Regarding Distributions
   1.   Total distribution per $1,000                     $17.91
   2.   Principal distribution per $1,000                 $12.33
   3.   Interest distribution per $1,000                   $5.58

B.  Calculation of Class A-3 Interest
   1.    Calculation of Class A-3 Note Rate
          (a)  Libor                                   6.035000%
          (b)  Spread                                  0.450000%
          (c)  Class A-3 related Note Rate             6.485000%

   2.    Class A-3 principal balance -           $143,000,000.00
beginning of period
   3.    Accrual convention                           Actual/360
   4.    Days in Interest Period                              31

   5.   Class A-3 interest due                       $798,555.69
   6.   Class A-3 interest paid                      $798,555.69
   7.   Class A Interest Carryover Shortfall               $0.00
with respect to Class A-3
   8.   Class A-3 unpaid interest with respect             $0.00
to the Distribution Date

C.  Calculation of Class A-3 principal balance
   1.  Class A-3 principal balance - beginning   $143,000,000.00
of period
   2.  Class A-3 principal - amount due            $1,762,956.96
   3.  Class A-3 principal - amount paid           $1,762,956.96
   4.  Class A-3 principal balance - end of      $141,237,043.04
period
   5.  Class A Principal Carryover Shortfall               $0.00
with respect to Class A-3
   6.  Class A-3 unpaid principal with respect             $0.00
to the Distribution Date
   7.  Class A-3 Notes as a percentage of the         29.836309%
Pool Balance on the Distribution Date
   8.  Total Class A Notes as a percentage of         58.996290%
the Pool Balance on the Distribution Date

(d) Class A-4
A.   Information Regarding Distributions
   1.   Total distribution per $1,000                   $5.62736
   2.   Principal distribution per $1,000               $0.00000
   3.   Interest distribution per $1,000                $5.62736

B.  Calculation of Class A-4 Interest
   1.    Calculation of Class A-4 related Note
Rate
          (a)  Libor                                   6.035000%
          (b)  Spread                                  0.500000%
          (c)  Class A-4 related Note Rate             6.535000%

   2.    Class A-4 principal balance -            $80,832,000.00
beginning of period
   3.    Accrual convention                           Actual/360
   4.    Days in Interest Period                              31

   5.   Class A-4 interest due                       $454,870.85
   6.   Class A-4 interest paid                      $454,870.85
   7.   Class A Interest Carryover Shortfall               $0.00
with respect to Class A-4
   8.   Class A-4 unpaid interest with respect             $0.00
to the Distribution Date

C.  Calculation of Class A-4 principal balance
   1.  Class A-4 principal balance - beginning    $80,832,000.00
of period
   2.  Class A-4 principal - amount due                    $0.00
   3.  Class A-4 principal - amount paid                   $0.00
   4.  Class A-4 principal balance - end of       $80,832,000.00
period
   5.  Class A Principal Carryover Shortfall               $0.00
with respect to Class A-4
   6.  Class A-4 unpaid principal with respect             $0.00
to the Distribution Date
   7.  Class A-4 Notes as a percentage of the         17.075751%
Pool Balance on the Distribution Date
   8.  Total Class A Notes as a percentage of         58.996290%
the Pool Balance on the Distribution Date


(e) Class A-5
A.   Information Regarding Distributions
   1.   Total distribution per $1,000                  $31.32152
   2.   Principal distribution per $1,000              $28.49403
   3.   Interest distribution per $1,000                $2.82749

B.  Calculation of Class A-5 Interest
   1.    Class A-5 related Note Rate                   5.650000%
   2.   Class A-5 principal balance -             $60,052,892.55
beginning of period
   3.   Accrual convention                                30/360
   4.   Days in Interest Period                               31

   4.   Class A-5 interest due                       $282,749.04
   5.   Class A-5 interest paid                      $282,749.04
   7.   Class A Interest Carryover Shortfall               $0.00
with respect to Class A-5
   8.   Class A-5 unpaid interest with respect             $0.00
to the Distribution Date

C.  Calculation of Class A-5 principal balance
   1.  Class A-5 principal balance - beginning    $60,052,892.55
of period
   2.  Class A-5 principal - amount due            $2,849,403.16
   3.  Class A-5 principal - amount paid           $2,849,403.16
   4.  Class A-5 principal balance - end of       $57,203,489.39
period
   5.  Class A-5 Principal Carryover Shortfall             $0.00
   6.  Class A-5 unpaid principal with respect             $0.00
to the Distribution Date
   7.  Class A-5 Notes as a percentage of the         12.084231%
Pool Balance on the Distribution Date
   8.  Total Class A Notes as a percentage of         58.996290%
the Pool Balance on the Distribution Date


(f) Class B-1
A.   Information Regarding Distributions
   1.   Total distribution per $1,000                  $31.64680
   2.   Principal distribution per $1,000              $28.49402
   3.   Interest distribution per $1,000                $3.15278

B.  Calculation of Class B-1 Interest
   1.    Class B-1 related Note Rate                   6.300000%
   2.   Class B-1 principal balance -             $59,634,306.80
beginning of period
   3.   Accrual convention                                30/360
   4.   Days in Interest Period                               31

   4.   Class B-1 interest due                       $313,080.11
   5.   Class B-1 interest paid                      $313,080.11
   6.   Class B-1 Interest Carryover Shortfall             $0.00
   7.   Class B-1 unpaid interest with respect             $0.00
to the Distribution Date

C.  Calculation of Class B-1 principal balance
   1.  Class B-1 principal balance - beginning    $59,634,306.80
of period
   2.  Class B-1 principal - amount due            $2,829,542.01
   3.  Class B-1 principal - amount paid           $2,829,542.01
   4.  Class B-1 principal balance - end of       $56,804,764.79
period
   5.  Class B-1 Principal Carryover Shortfall             $0.00
   6.  Class B-1 unpaid principal with respect           ($0.00)
to the Distribution Date
   7.  Class B-1 Notes as a percentage of the         12.000000%
Pool Balance on the Distribution Date
   8.  Class A and B-1 Notes as a percentage          70.996290%
of the Pool Balance on the Distribution Date

(g) Class B-2
A.   Information Regarding Distributions
   1.   Total distribution per $1,000                  $31.69679
   2.   Principal distribution per $1,000              $28.49398
   3.   Interest distribution per $1,000                $3.20281



B.  Calculation of Class B-2 Interest
   1.    Class B-2 related Note Rate                   6.400000%
   2.   Class B-2 principal balance -             $56,652,591.46
beginning of period
   3.   Accrual convention                                30/360
   4.   Days in Interest Period                               31

   4.   Class B-2 interest due                       $302,147.15
   5.   Class B-2 interest paid                      $302,147.15
   6.   Class B-2 Interest Carryover Shortfall             $0.00
   7.   Class B-2 unpaid interest with respect             $0.00
to the Distribution Date

C.  Calculation of Class B-2 principal balance
   1.  Class B-2 principal balance - beginning    $56,652,591.46
of period
   2.  Class B-2 principal - amount due            $2,688,064.90
   3.  Class B-2 principal - amount paid           $2,688,064.90
   4.  Class B-2 principal balance - end of       $53,964,526.56
period
   5.  Class B-2 Principal Carryover Shortfall             $0.00
   6.  Class B-2 unpaid principal with respect             $0.00
to the Distribution Date
   7.  Class B-2 Notes as a percentage of the         11.400000%
Pool Balance on the Distribution Date
   8.  Class A and B Notes as a percentage of         82.396290%
the Pool Balance on the Distribution Date

(h) Class C
A.   Information Regarding Distributions
   1.   Total distribution per $1,000                  $31.74693
   2.   Principal distribution per $1,000              $28.49406
   3.   Interest distribution per $1,000                $3.25287

B.  Calculation of Class C Interest
   1.    Class C related Note Rate                     6.500000%
   2.   Class C principal balance - beginning     $36,526,012.92
of period
   3.   Accrual convention                                30/360
   4.   Days in Interest Period                               31

   4.   Class C interest due                         $197,849.24
   5.   Class C interest paid                        $197,849.24
   6.   Class C Interest Carryover Shortfall               $0.00
   7.   Class C unpaid interest with respect               $0.00
to the Distribution Date

C.  Calculation of Class C principal balance
   1.  Class C principal balance - beginning      $36,526,012.92
of period
   2.  Class C principal - amount due              $1,733,094.48
   3.  Class C principal - amount paid             $1,733,094.48
   4.  Class C principal balance - end of         $34,792,918.44
period
   5.  Class C Principal Carryover Shortfall               $0.00
   6.  Class C unpaid principal with respect               $0.00
to the Distribution Date
   7.  Class C Notes as a percentage of the            7.350000%
Pool Balance on the Distribution Date
   8.  Class A, B and C Notes as a percentage         89.746290%
of the Pool Balance on the Distribution Date

